                       PATENT AND TRADEMARK SECURITY AGREEMENT

          THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of March 29, 1999, is made between Amerigon Incorporated, a California corporation ("Borrower"), and Big Star Investments LLC, a Delaware limited liability company ("Lender").

          Borrower and Lender are parties to a Security Agreement dated as of March 29, 1999 (as amended, modified, renewed or extended from time to time, the "Security Agreement"), which Security Agreement provides, among other things, for the grant by Borrower to Lender of a security interest in, certain of Borrower's property and assets, including, without limitation, its patents and patent applications, its trademarks, service marks and trade names, and its applications for registration of such trademarks, service marks and trade names. Pursuant to the Security Agreement, Borrower has agreed to execute and deliver this Agreement to Lender for filing with the United States Patent and Trademark Office (the "PTO") (and any other relevant recording systems in any domestic or foreign jurisdiction), and as further evidence of and to effectuate such assignment of and grant of a security interest in such patents and patent applications, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, and the other general intangibles described herein. Accordingly, Borrower and Lender hereby agree as follows:

          SECTION 1.   DEFINITIONS; INTERPRETATION.

          (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

          (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2.   ASSIGNMENT AND GRANT OF SECURITY INTEREST.

          (a) As security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), Borrower hereby assigns, transfers and conveys and grants a security interest in and mortgage to Lender, for security purposes, all of Borrower's right, title and interest in, to and under the following property, whether now existing or owned or hereafter acquired, developed or arising (collectively, the "Intellectual Property Collateral"):

          (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents and patent applications as described in SCHEDULE A hereto), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, reexaminations, divisions, continuations, renewals, extensions and continuations-in-part thereof;

          (ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names and applications as described in SCHEDULE B hereto), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

          (iii) the entire goodwill of or associated with the businesses now or hereafter conducted by Borrower connected with and symbolized by any of the aforementioned properties and assets;

          (iv) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of the Borrower of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (v)   all products and proceeds of any and all of the foregoing.

          (b) This Agreement shall create a continuing security interest in the Intellectual Property Collateral which shall remain in effect until terminated in accordance with Section 17 hereof.

          SECTION 3. FURTHER ASSURANCES; APPOINTMENT OF LENDER AS ATTORNEY-IN-FACT. Borrower at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance satisfactory to Lender, and take any and all action, which Lender may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Lender's security interest in the Intellectual Property Collateral and to accomplish the purposes of this Agreement. Lender shall have the right to, in the name of the Borrower, or in the name of Lender or otherwise, without notice to or assent by the Borrower, and the Borrower hereby irrevocably constitutes and appoints Lender (and any of Lender's officers or employees or agents designated by Lender) as the Borrower's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of the Borrower on all or any of such documents or instruments and perform all other acts that Lender deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Lender's security interest in, the Intellectual Property Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of the Borrower, which Lender may deem necessary or advisable to maintain, preserve and protect the Intellectual Property Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or (after the occurrence of any Event of Default) institute any action, suit or proceeding with respect to


                                     2.

the Intellectual Property Collateral, and, after the occurrence of any Event of Default, (B) to assert or retain any rights under any license agreement for any of the Intellectual Property Collateral, including without limitation any rights of the Borrower arising under Section 365(n) of the Bankruptcy Code, and (C) after the occurrence of any Event of Default, to execute any and all applications, documents, papers and instruments for Lender to use the Intellectual Property Collateral, to grant or issue any exclusive or non-exclusive license or sub-license with respect to any Intellectual Property Collateral, and to assign, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral; PROVIDED, HOWEVER, that in no event shall Lender have the unilateral power, prior to the occurrence and continuation of an Event of Default, to assign any of the Intellectual Property Collateral to any Person, including themselves, without the Borrower's written consent. The foregoing shall in no way limit Lender's rights and remedies upon or after the occurrence of an Event of Default. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable, so long as this Agreement shall not have terminated in accordance with Section 17.

          SECTION 4. FUTURE RIGHTS. Except as otherwise expressly agreed to in writing by Lender, if and when the Borrower shall obtain rights to any new patentable inventions or any new trademarks, or become entitled to the benefit of any of the foregoing, or obtain rights or benefits with respect to any reissue, division, continuation, renewal, extension or continuation-in-part of any patents or trademarks or, or any improvement of any patent, the provisions of Section 2 shall automatically apply thereto and the Borrower shall give to Lender prompt notice thereof. Borrower shall do all things deemed necessary or advisable by Lender to ensure the validity, perfection, priority and enforceability of the security interests of Lender in such future acquired Intellectual Property Collateral. Borrower hereby authorizes Lender to modify, amend, or supplement the Schedules hereto and to reexecute this Agreement from time to time on Borrower's behalf and as its attorney-in-fact to include any such future Intellectual Property Collateral and to cause such reexecuted Agreement or such modified, amended or supplemented Schedules to be filed with PTO.

          SECTION 5. LENDER'S DUTIES. Notwithstanding any provision contained in this Agreement, Lender shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to the Borrower or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Lender hereunder or in connection herewith, Lender shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Intellectual Property Collateral.

          SECTION 6. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

          (a) A true and correct list of all of the existing Intellectual Property Collateral consisting of United States patents and patent applications and/or registrations owned by the Borrower, in whole or in part, is set forth in SCHEDULE A.

          (b) A true and correct list of all of the existing Intellectual Property Collateral consisting of United States trademarks, trademark registrations and/or applications owned by the Borrower, in whole or in part, is set forth in SCHEDULE B.

          (c) All patents, trademarks, service marks and trade names of Borrower are subsisting and have not been adjudged invalid or unenforceable in whole or in part.

          (d) All maintenance fees at the large entity rate required to be paid on account of any patents or trademarks of Borrower have been timely paid for maintaining such patents and


                                     3.

trademarks in force, and, to the best of Borrower's knowledge, each of the patents and trademarks constituting part of the Intellectual Property Collateral is valid and enforceable.

          (e) To the best of Borrower's knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person.

          (f) Borrower is the sole and exclusive owner of the Intellectual Property Collateral and the past, present and contemplated future use of such Intellectual Property Collateral by Borrower has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person.

          SECTION 7.   COVENANTS.

          (a) Borrower will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or Lender's rights or interest in, the Intellectual Property Collateral.

          (b) Borrower will not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public.

          (c) Borrower will diligently prosecute all applications for patents and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

          SECTION 8.   LENDER'S RIGHTS AND REMEDIES.

          (a) Lender shall have all rights and remedies available to it under the Security Agreement, the other Loan Documents and applicable law with respect to the security interests in any of the Intellectual Property Collateral or any other collateral. Borrower agrees that such rights and remedies include, but are not limited to, the right of Lender as a secured party to sell or otherwise dispose of its collateral after default pursuant to the UCC. Borrower agrees that Lender shall at all times have such royalty free licenses, to the extent permitted by law and Borrower's existing contracts, for any Intellectual Property Collateral that shall be reasonably necessary to permit the exercise of any of Lender's rights or remedies upon or after the occurrence of an Event of Default and shall additionally, effective upon or after the occurrence of an Event of Default, have the right to license and/or sublicense any Intellectual Property Collateral, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any of the Intellectual Property Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as Lender in its discretion shall determine. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Lender shall have the right but shall in no way be obligated to bring suit, or to take such other action as Lender deems necessary or advisable, in the name of the Borrower or Lender, to enforce or protect any of the Intellectual Property Collateral, in which event the


                                     4.

Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. To the extent that Lender shall elect not to bring suit to enforce such Intellectual Property Collateral, Borrower agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          (b) The cash proceeds actually received from the sale or other disposition or collection of Intellectual Property Collateral, and any other amounts received in respect of the Intellectual Property Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Security Agreement.

          SECTION 9. NOTICES. All notices or other communications hereunder shall be in writing (including by facsimile transmission) shall be mailed, sent or delivered in accordance with the Security Agreement at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective as provided in the Security Agreement.

          SECTION 10. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

          SECTION 11.  COSTS AND EXPENSES; INDEMNITY.

          (a) Borrower agrees to pay on demand all costs and expenses of Lender, including without limitation all reasonable attorneys' fees, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, and the assignment, sale or other disposal of any of the Intellectual Property Collateral.

          (b) Borrower hereby agrees to indemnify Lender and any of its affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and attorneys' fees incurred pursuant to Chapter 11 United States Code, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement, including in connection with any infringement or alleged infringement with respect to any Intellectual Property Collateral, or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); PROVIDED that Borrower shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such


                                     5.

Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          (c) Any amounts payable to Lender under this Section 11 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in the Note.

          SECTION 12. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, Lender and their respective successors and assigns.

          SECTION 13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Intellectual Property Collateral are governed by federal law and except to the extent that Lender shall have greater rights or remedies under federal law, in which case such choice of California law shall not be deemed to deprive Lender of such rights and remedies as may be available under federal law.

          SECTION 14. AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and no amendment to this Agreement, or any waiver of any provision hereof, shall be effective unless it is in writing and signed by Lender and (in the case of any amendment) the Borrower.

          SECTION 15. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 17. TERMINATION. Upon payment and performance in full of all Secured Obligations, this Agreement shall terminate and Lender shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to Lender hereunder, including cancellation of this Agreement by written notice from Lender to the PTO; PROVIDED, HOWEVER, that (i)the obligations of Borrower under Section 11 hereof shall survive such termination and (ii) in the event a voluntary proceeding in bankruptcy is filed by Borrower or an involuntary proceeding in bankruptcy is filed against Borrower, this Agreement and


                                     6.

Lender's interest in the Intellectual Property Collateral created hereby shall survive such proceeding.

          SECTION 18. SECURITY AGREEMENT. Borrower acknowledges that the rights and remedies of Lender with respect to the security interests in the Intellectual Property Collateral granted hereby are more fully set forth in the Security Agreement and the other Loan Documents and all such rights and remedies are cumulative.

          SECTION 19. NO INCONSISTENT REQUIREMENTS. Borrower acknowledges that this Agreement and the Security Agreement may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and the Borrower agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          SECTION 20. CONFLICTS. In the event of any conflict or inconsistency between this Agreement and the Security Agreement, the terms of this Agreement shall control.


                                     7.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Patent and Trademark Security Agreement, as of the date first above written.


                                   BORROWER:

                                   AMERIGON INCORPORATED, a California
                                   corporation


                                   By /s/ LON E. BELL
                                     -----------------------------------------
                                        Name:
                                        Title:

                                   Address:

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attn:
                                        --------------------------------------
                                   Fax:
                                       ---------------------------------------


                                   LENDER:

                                   BIG STAR INVESTMENTS LLC


                                   By /s/ JOHN W. CLARK
                                     -----------------------------------------
                                        Name:
                                        Title:

                                   Address:

                                   -------------------------------------------

                                   -------------------------------------------
                                   Attn:
                                        --------------------------------------
                                   Fax:
                                       ---------------------------------------




                                    8.

STATE OF CALIFORNIA     )
                        )  ss
COUNTY OF_______________)


          On ___________ , before me, _____________, Notary Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.




                                               _____________________________
                                               Signature



[SEAL]



                                      9.

STATE OF CALIFORNIA   )
                      )  ss
COUNTY OF_____________)


          On ___________ , before me, _____________, Notary Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                                _____________________________
                                                Signature



[SEAL]



                                      10.